UNITED STATES OF AMERICA

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 8, 2021 (June 8, 2021)

CHEMUNG FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

New York	001-35741	16-1237038
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)

One Chemung Canal Plaza, Elmira, NY 14901

(Address of principal executive offices) (Zip Code)

(607) 737-3711

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading symbol	Name of exchange on which registered
Common stock, par value $0.01 per share	CHMG	Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.16e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 8, 2021, the shareholders of Chemung Financial Corporation (the “Corporation”) approved the Corporation’s 2021 Equity Incentive Plan (the “Plan”), which provides for the grant of stock-based awards to officers, employees and directors of the Corporation and Chemung Canal Trust Company. A description of the material terms of the Plan is contained in the Corporation’s definitive proxy statement for the Annual Meeting of Shareholders filed with the Securities and Exchange Commission on April 26, 2021. A copy of the Plan is filed as Exhibit 10.1 to this Current Report on Form 8-K.

ITEM 5.07	Submission of Matters to a Vote of Security Holders

At the Annual Meeting of Shareholders of the Corporation, held on June 8, 2021, shareholders voted on four proposals. The Corporation’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 26, 2021 describes each proposal in detail. Each of the four proposals and vote counts are included below.

Proposal 1: Election of Directors

Nominees	Votes For	Votes Withheld	Broker Non-Votes
Raimundo C. Archibold Jr. (three years)	3,435,631	63,063	512,376
David J. Dalrymple (three years)	3,355,168	143,526	512,376
Denise V. Gonick (three years)	3,430,187	68,506	512,376
Thomas R. Tyrrell (three years)	3,289,190	209,503	512,376
Richard E. Forrestel Jr. (two years)	3,440,393	58,300	512,376
Larry H. Becker (one year)	3,423,072	75,621	512,376

Messrs. Archibold, Dalrymple, Tyrrell, Forrestel, Becker and Mrs. Gonick were elected.

Proposal 2: Approval of the Corporation’s Named Executive Officers’ Compensation (“Say-on-Pay”)

Say-on-Pay
Votes For	Votes Against	Votes Abstained	Broker Non-Votes
3,245,563	170,874	82,257	512,376

The Corporation’s Named Executive Officers’ compensation was approved.

Proposal 3: Approval of the Chemung Financial Corporation 2021 Equity Incentive Plan

Equity Incentive Plan
Votes For	Votes Against	Votes Abstained	Broker Non-Votes
3,077,201	392,906	28,587	512,376

The Chemung Financial Corporation 2021 Equity Incentive Plan was approved.

Proposal 4: Ratification of the Appointment of Crowe LLP as the Corporation’s Independent Registered Public Accounting Firm for the Year Ending December 31, 2021

Votes For	Votes Against	Abstain
3,931,545	47,713	31,811

The appointment of Crowe LLP was ratified.

ITEM 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

10.1	Chemung Financial Corporation 2021 Equity Incentive Plan (incorporated by reference to Appendix A to the proxy statement for the Annual Meeting of Shareholders filed with the Securities and Exchange Commission on April 26, 2021 (file no. 001-35741))

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CHEMUNG FINANCIAL CORPORATION

June 8, 2021	/s/Karl F. Krebs
By: Karl F. Krebs
Karl F. Krebs
Chief Financial Officer and Treasurer